Exhibit 32.1

Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Timothy J. Casey, President and Chief Executive Officer of K-Sea General Partner GP LLC, as general partner of K-Sea General Partner L.P., the general partner of K-Sea Transportation Partners L.P. (the “Partnership”), hereby certify, to the best of my knowledge, that:

(1)                                  The Partnership’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated:	May 17, 2004		/s/ Timothy J. Casey
		Name:	Timothy J. Casey
		Title:	President and Chief Executive Officer